                         Consent of Independent Auditors

We consent to the  reference  to our firm under the  captions  "Board of Trustees and  Oversight  Committees"  and  "Independent  Auditors"  in  the  Statement  of
Additional  Information  and to the use of our report  dated  February  18,  2004
included  in  the   Registration   Statement  (Form  N-1A  Nos.   333-111230  and
811-21474)  and  related  Prospectus  of  Oppenheimer   Limited  Term  California
Municipal Fund.

                                          ERNST & YOUNG LLP

New York, New York
February 19, 2004